                                                                     EXHIBIT 4.1

[CERTIFICATE OF MISSION RESOURCES CORPORATION]

THIS CERTIFIES that

                                    SPECIMEN

is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

MISSION RESOURCES CORPORATION, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation as now or hereafter amended (a copy of which Certificate is on file with the Transfer Agent), to all of which the holder by acceptance assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

 /s/ [ILLEGIBLE]    [SEAL OF MISSION RESOURCES CORPORATION]     /s/ [ILLEGIBLE]
     Secretary                                                      President

Countersigned and Registered:
   AMERICAN STOCK TRANSFER & TRUST COMPANY

By                                                  Transfer Agent and Registrar


                                                            Authorized Signature

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        The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of the common and preferred stock of the Corporation, the variations in the relative rights and preferences between the shares of any series of preferred stock, so far as the same have been fixed and determined, and the authority of the Corporation's Board of Directors to fix and determine the relative rights and preferences of series of preferred stock.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM as tenants in common          UNIF GIFT MIN ACT-__________ Custodian __________
                                                                  (Cust)               (Minor)

        TEN ENT as tenants by the entireties                    under Uniform Gifts to Minors

        JT TEN  as joint tenants with right                     Act _________________________
                of survivorship and not as                                (State)
                tenants in common

     Additional abbreviations may also be used though not in the above list

        For value received, _____________ hereby, sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE

        ______________________________________

        ________________________________________________________________________

        ________________________________________________________________________
         Please print or typewrite name and address including postal zip code of assignee

        ________________________________________________________________________

        _________________________________________________________________ Shares
        of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________

        ________________________________________________________________________

        ________________________________________________________________________
        Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

        Dated, _______________

                          -----------------------------


                  SIGNATURE GUARANTEED:

                  --------------------------------------------------------------

                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANK, STOCK BROKER, SAVINGS AND LOAN ASSOCIATION OR CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.